Exhibit 99.1

FOR IMMEDIATE RELEASE

O’REILLY AUTOMOTIVE, INC. ANNOUNCES DATES FOR ITS

FIRST QUARTER 2026 EARNINGS RELEASE AND CONFERENCE CALL

●	Earnings Release Date – Wednesday, April 29, 2026, after 3:30 p.m. Central Time
●	Conference Call Date – Thursday, April 30, 2026, at 10:00 a.m. Central Time

Springfield, MO, April 1, 2026 – O’Reilly Automotive, Inc. (the “Company” or “O’Reilly”) (Nasdaq: ORLY), a leading retailer in the automotive aftermarket industry, announces the release date for its first quarter 2026 results as Wednesday, April 29, 2026, with a conference call to follow on Thursday, April 30, 2026.

The Company’s first quarter 2026 results will be released after 3:30 p.m. Central Time on Wednesday, April 29, 2026, and can be viewed, at that time, on the Company’s website at www.OReillyAuto.com by clicking on “Investor Relations.”

Investors are invited to listen to the Company’s conference call discussing the financial results for the first quarter 2026, on Thursday, April 30, 2026, at 10:00 a.m. Central Time, via webcast on the Company’s website at www.OReillyAuto.com by clicking on “Investor Relations.”  Interested analysts are invited to join the call.  The dial-in number for the call is (888) 506-0062 and the conference call identification number is 264620.  A replay of the conference call will be available on the Company’s website through April 29, 2027.

About O’Reilly Automotive, Inc.

O’Reilly Automotive, Inc. was founded in 1957 by the O’Reilly family and is one of the largest specialty retailers of automotive aftermarket parts, tools, supplies, equipment, and accessories in the United States, serving both the do-it-yourself and professional service provider markets.  Visit the Company’s website at www.OReillyAuto.com for additional information about O’Reilly, including access to online shopping and current promotions, store locations, hours and services, employment opportunities, and other programs.  As of December 31, 2025, the Company operated 6,585 stores across 48 U.S. states, Puerto Rico, Mexico, and Canada.

For further information contact:	Investor Relations Contacts
Leslie Skorick (417) 874-7142
Eric Bird (417) 868-4259

Media Contact
Sonya Cox (417) 829-5709